               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                              Michael J. Peninger

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Michael J. Peninger                               Dated as of March 15, 2007
       ----------------------------------------------------
       Michael J. Peninger

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 15, 2007
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Terry J. Kryshak

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Terry J. Kryshak                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Terry J. Kryshak

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Peter A. Walker

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter A. Walker                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Peter A. Walker

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Melissa J. T. Hall

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Melissa J. T. Hall                                Dated as of October 1, 2006
       ----------------------------------------------------
       Melissa J. T. Hall

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Manuel J. Becerra

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Manuel J. Becerra                                 Dated as of March 15, 2007
       ----------------------------------------------------
       Manuel J. Becerra

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of March 15, 2007
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               Allen R. Freedman

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Allen R. Freedman                                 Dated as of October 1, 2006
       ----------------------------------------------------
       Allen R. Freedman

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Dale E. Gardner

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Dale E. Gardner                                   Dated as of October 1, 2006
       ----------------------------------------------------
       Dale E. Gardner

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                                Esther L. Nelson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Esther L. Nelson                                  Dated as of October 1, 2006
       ----------------------------------------------------
       Esther L. Nelson

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343

               UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

                               POWER OF ATTORNEY

                                  ------------

                               H. Carroll Mackin

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ H. Carroll Mackin                                 Dated as of October 1, 2006
       ----------------------------------------------------
       H. Carroll Mackin

                                   APPENDIX A

Union Security Life Insurance Company of New York Power of Attorney Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

33-71686
33-71688
333-20343